     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HUMBOLDT BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Humboldt Bancorp

2998 Douglas Boulevard, Suite 330
Roseville, CA 95661
916.677.1133

To Our Shareholders:

      You are cordially invited to attend the annual meeting of the shareholders of Humboldt Bancorp to be held at 3:30 PM (local time) on May 15, 2003, at Humboldt Bank Plaza, located at 2440 Sixth Street, Eureka, California.

      At the meeting, you will be asked to vote for the election of directors, the ratification of the appointment of independent auditor for the 2003 fiscal year, and the approval of the Amended and Restated Humboldt Bancorp 2001 Equity Incentive Plan, and to transact such other matters that may properly come before the meeting.

      We hope you will plan to attend the annual meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.

PATRICK J. RUSNAK
Executive Vice President,
Chief Financial Officer and Secretary

April 10, 2003

Humboldt Bancorp

2998 Douglas Boulevard, Suite 330
Roseville, CA 95661
916.677.1133

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 15, 2003

       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Humboldt Bancorp. (“Humboldt”), a California corporation, will be held at Humboldt Bank Plaza, located at 2440 Sixth Street, Eureka, California, on May 15, 2003, at 3:30 PM (local time), for the purpose of considering and acting on the following:

1. To elect a board of thirteen directors to serve for the ensuing year;

2. To ratify the appointment of KPMG LLP as independent certified accountants to audit Humboldt’s financial statements for the year ended December 31, 2003;

3. To approve the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 31, 2003, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

      Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. Your proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors

PATRICK J. RUSNAK
Executive Vice President,
Chief Financial Officer and Secretary

April 10, 2003

YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders	i
Proxy Statement	1
About the Meeting	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote?	1
What are the Board’s recommendations on the proposals?	1
How do I vote?	1
Can I change my vote after I return my proxy card?	2
Who will count the vote?	2
What shares are included on the proxy card(s)?	2
What does it mean if I get more than one proxy card?	2
How many shares can vote?	2
What is a “quorum”?	2
What is required to approve each proposal?	3
What happens if I abstain?	3
How will we solicit proxies?	3
Stock Ownership	3
Proposal 1: Election of Directors	4
Proposal 2: Ratification of Independent Accountants	6
Proposal 3: Approval of the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan	7
Board Committees and Director Compensation	11
How are directors compensated?	11
How often did the Board meet during 2002?	11
What committees has the Board established?	12
Report of the Audit Committee	12
Audit Committee Charter	13
Executive Officers of the Company	14
Compensation of Executive Officers	15
Conclusion	17
Executive Compensation and Other Transactions	18
Stock Performance Graph	25
Certain Transactions	25
Proposals of Stockholders	26
Annual Report to Stockholders	26
Other Business	27
Exhibit A: Humboldt Bancorp Audit Committee Charter	A-1

ii

Humboldt Bancorp

2998 Douglas Boulevard, Suite 330
Roseville, CA 95661
916.677.1133

PROXY STATEMENT

       We are furnishing this proxy statement to you in connection with our 2003 annual meeting to be held on May 15, 2003, at 3:30 PM (local time) at Humboldt Bank Plaza located at 2440 Sixth Street, Eureka, California, and at any adjournment thereof. The matters to be considered and acted upon are:

1. To elect a board of thirteen directors to serve for the ensuing year;

2. To ratify the appointment of KPMG LLP as independent certified accountants to audit Humboldt’s financial statements for the year ended December 31, 2003;

3. To approve the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The enclosed proxy is solicited on behalf of our Board of Directors and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

      Our annual report on Form 10-K for the year ended December 31, 2002, including our financial statements, is accompanying this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

      This proxy statement and proxy were first mailed to stockholders on or about April 10, 2003.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

      The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors, the ratification of independent auditors and the approval of the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan.

Who is entitled to vote?

      Only shareholders of record at the close of business on the record date, March 31, 2003 (the “Record Date”), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board’s recommendations on the proposals?

      The Board recommends a vote FOR each of the nominees, FOR the ratification of KPMG LLP and FOR the approval of the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan.

How do I vote?

      Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person. You may also vote by telephone or by internet by following the instructions contained in the proxy card.

      If your shares are held by your broker or bank (in “street name”) you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

      Yes. You have the right to revoke your proxy at any time before the meeting by notifying Humboldt’s Secretary, Patrick J. Rusnak at the following address:

Humboldt Bancorp
2998 Douglas Boulevard, Suite 330
Roseville, CA 95661

Or, you can revoke your proxy by voting in person at the annual meeting or returning a later-dated proxy card.

Who will count the vote?

      Representatives of Illinois Stock Transfer Company, our transfer agent and registrar, will count the votes and act as the inspector at the meeting.

What shares are included on the proxy card(s)?

      The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

      If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting Illinois Stock Transfer Company at 209 West Jackson Boulevard, Suite 903, Chicago, IL 60606, or calling them at (800) 757-5755. If your broker or bank holds your shares in “street name,” you must contact the broker or bank that holds your shares.

How many shares can vote?

      As of the Record Date, 12,528,094 shares of common stock were issued and outstanding.

      Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In election of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. Humboldt’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under “Election of Directors” as possible.

What is a “quorum”?

      A “quorum” is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the annual meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

      For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve the other two proposals.

      If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

      Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a “no” vote.

How will we solicit proxies?

      We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

STOCK OWNERSHIP

How much stock do our directors and executive officers own?

      The following table shows the number of Humboldt Bancorp common stock (NASDAQ Symbol: HBEK) beneficially owned by each of our named executive officers in the compensation table and directors and the executive officers and directors as a group. We are not aware of any shareholders that own more than 5% of Humboldt Bancorp common stock.

      As of March 31, 2003, there were 12,528,094 shares of common stock outstanding. Although Humboldt Bancorp has authorized 20 million shares of preferred stock, none were issued as of March 31, 2003. Except as otherwise indicated, all information is as of March 31, 2003 and the address of all individuals listed below is 2998 Douglas Boulevard, Suite 330, Roseville, California 95661.

			Shares Beneficially
			Owned(1)
	Shares
Name	Owned	Options(1)	Number	Percent

Ronald F. Angell	101,694	43,373	145,067	1.15%
Richard Claussen	26,087	13,866	39,953	0.32%
Robert M. Daugherty	60,000	20,000	80,000	0.64%
Gary L. Evans	69,522	75,375	144,897	1.15%
Garry D. Fish	55,059	10,207	65,266	0.52%
Gary C. Katz	114,461	—	114,461	0.91%
John W. Koeberer	66,727	10,309	77,036	0.61%

			Shares Beneficially
			Owned(1)
	Shares
Name	Owned	Options(1)	Number	Percent

Theodore S. Mason	140,867	129,177	270,044	2.13%
Steven R. Mills	300	—	300	0.00%
Kelvin H. Moss	19,515	20,188	39,703	0.32%
Gary L. Napier	84,040	2,578	86,618	0.69%
Tom Weborg	12,098	8,227	20,325	0.16%
John R. Winzler	138,839	54,374	193,213	1.53%
Mark A. Francis	6,757	23,197	29,954	0.24%
Kenneth J. Musante	17,217	13,796	31,013	0.25%
Patrick J. Rusnak	4,000	10,840	14,840	0.12%
Mark P. Wardlow	—	10,000	10,000	0.08%
All directors and Executive officers as a group (18 persons)	917,183	453,840	1,371,023	10.89%

Footnotes to Table

(1)	Includes options exercisable within 60 days of the record date.

SECTION 16 TRANSACTIONS

      Section 16(a) of the Securities and Exchange Act of 1934 (“Exchange Act”) requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission (“SEC”). Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely upon a review of Forms 3, 4 and 5 delivered to the SEC, directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for Mr. Mills who inadvertently filed his initial Form 3 late due to delays in obtaining his EDGAR codes.

PROPOSAL 1:     ELECTION OF DIRECTORS

      Our bylaws presently provide that the authorized number of directors may be fixed by Board resolution from time to time, with a minimum of not less than eight (8) directors and a maximum of fifteen (15) directors. The Board has fixed the authorized number of directors at thirteen (13). The term of office for the directors elected at this meeting will expire at the next annual meeting of stockholders to be held in 2004, or until earlier death, resignation or removal.

      Unless otherwise instructed, the Proxy Holders will vote the proxies received by them for the thirteen nominees named below. If any nominee to the Board is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

      The following indicates the age, principal occupation or employment for at least the last five years and affiliation with Humboldt, if any, for each nominee as director.

Nominee	Age	Occupation

Ronald F. Angell	60	Attorney serving as of Counsel with the firm of Roberts, Hill, Bragg, Angell & Perlman. Humboldt director since 1996. He has also served as a director of Humboldt Bank since 1989.
Richard C. Claussen	49	Partner with Strategic Advocacy, a public affairs firm, since 2003. Partner with Goddard Claussen Porter Novelli, a public relations firm, from 1999 to 2003. Partner of Goddard Claussen, a public affairs firm from 1990 to 1999. Humboldt director since June 2002 and Humboldt Bank director since June 2002. Also served as a director of Capitol Valley Bank from 1999 until June 2002 when it was merged into Humboldt Bank.
Robert M. Daugherty	49	President and Chief Executive Officer of Humboldt since April 2002. Prior to joining Humboldt, Mr. Daugherty served as Executive Vice President of Zions Bank in Salt Lake City, Utah from March 2001 through March 2002 and as President and Chief Executive Officer of Draper Bank & Trust from June 1997 through March 2001. Director of Humboldt and Humboldt Bank since May 2002.
Gary L. Evans	60	Retired partner of the Certified Public Accounting firm of Aalfs, Evans & Company since 1976. Humboldt director member since 1996. He has also served as a director of Humboldt Bank since 1996.
Garry D. Fish	58	Engaged in the practice of optometry in Red Bluff, California since 1972. Humboldt director since March 2001 and Humboldt Bank director since June 2002. Also served as a director of Tehama Bank from 1984 until June 2002 when it was merged into Humboldt Bank.
Gary C. Katz	53	Chairman and Chief Executive Officer of Katz Investments. Humboldt director since March 2001 and Humboldt Bank director since June 2002. Also served as a director of Tehama Bank from 1984 until June 2002 when it was merged into Humboldt Bank.
John W. Koeberer	59	President, Chief Executive Officer and co-owner of Urban Park Concessionaires, California Guest Services, Inc. and The Picnic People, Inc., which operate concessions at various parks located throughout northern California. Humboldt Chairman of the Board since October 2001. Humboldt director since March 2001 and Humboldt Bank director since June 2002. Also served as a director of Tehama Bank from 1984 until June 2002 when it was merged into Humboldt Bank.
Theodore S. Mason	60	President and Chief Executive Officer of Humboldt from January 1996 to April 2002 and of Humboldt Bank from 1989 to 2000. Humboldt director since 1996. He has also served as a director of Humboldt Bank since 1989.
Steven R. Mills	47	Senior Partner with Douglas, Curtis & Allyn LLP, a boutique mergers and acquisitions advisory firm since August 2002. From July 2000 through July 2002, he served as Chief Financial Officer of Responsys, Inc., a software development firm. From 1997 through July 2000, he served as Chief Financial Officer of Anytime Access, Inc., a firm that provided outsourced credit services to financial institutions.
Kelvin H. Moss	44	President of K.H. Moss & Co., a real estate development firm. Humboldt director since May 2002 and Humboldt Bank director since June 2002. Also served as a director of Capitol Valley Bank from 1999 until June 2002 when it was merged into Humboldt Bank.

Nominee	Age	Occupation

Gary L. Napier	62	President of Buffum and Napier Insurance Brokers and President of Torja Corporation, a private investment company. Humboldt director since March 2001 and Humboldt Bank director since June 2002 . Also served as a director of Tehama Bank from 1984 until June 2002 when it was merged into Humboldt Bank.
Tom Weborg	60	Retired President and Chief Executive Officer of Java City, a wholesale supplier and retailer of coffee-related products and services. Humboldt director since November 2000 and Humboldt Bank director since June 2002. Also served as a director of Capitol Valley Bank from 1999 until June 2002 when it was merged into Humboldt Bank.
John R. Winzler	72	Chairman of the Board of Directors of Winzler & Kelly Consulting Engineers. Humboldt director since 1996. Also served as a director of Humboldt Bank since 1989.

      The thirteen nominees who receive the most votes will become our directors.

Recommendation of the Board

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2:     RATIFICATION OF INDEPENDENT ACCOUNTANTS

      Upon the recommendation of Humboldt’s Audit Committee, the Board of Directors has appointed KPMG LLP as Humboldt’s independent accountants to audit the consolidated financial statements of Humboldt and its subsidiaries for the 2003 fiscal year.

      KPMG LLP has served as Humboldt’s independent accountants for the fiscal year ended December 31, 2002, and during the course of that fiscal year they were also engaged by Humboldt to provide certain non-audit services. During the year ended December 31, 2002, the following fees were paid for services provided by KPMG LLP.

      Audit Fees. The aggregate fees paid for the annual audit of Humboldt’s financial statements included in Humboldt’s Form 10-K for the year ended December 31, 2002 and the review of Humboldt’s quarterly reports on Form 10-Q for such year, amounted to approximately $176,000. In addition, Humboldt paid KPMG LLP approximately $53,000 during year 2002 in connection with the audit services related to the restatement of quarterly report on Form 10-Q for the period ended March 31, 2001 and annual report on Form 10-K for the year ended December 31, 2001.

      Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2002, Humboldt paid no fees to KPMG LLP related to the design or implementation of a hardware or software system to compile source data underlying Humboldt’s financial statements or generate information significant to Humboldt’s financial statements.

      All Other Fees. The aggregate fees paid to KPMG LLP for other non-audit services during year 2002 amounted to approximately $538,000, consisting of $27,000 for 401(k) advice and stock compensation issues, $96,000 for tax compliance, and $415,000 for tax consulting. The Audit committee has considered the provision of services under this caption of “All Other Fees” and believes that these services are compatible with maintaining KPMG LLP’s independence.

      The affirmative vote of the holders owning a majority of the shares of common stock present and voting at the annual meeting is required to ratify the appointment.

      If the appointment is not ratified, Humboldt’s Board of Directors may select other independent accountants. Representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

Recommendation of the Board

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR 2003

PROPOSAL 3:     APPROVAL OF THE AMENDED AND RESTATED HUMBOLDT BANCORP &

SUBSIDIARIES 2001 EQUITY INCENTIVE PLAN

      In May 2001, the shareholders of Humboldt approved the Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan (“2001 Plan”). Under the 2001 Plan, an original amount of 250,000 shares may be issued under different forms, including stock options and restricted shares. Subsequent to adoption of the 2001 Plan, Humboldt declared a 10% stock dividend and 6-for-5 stock split, increasing the number of shares that may be issued under the 2001 Plan to 330,000 shares. All share references in this Proposal 3 has been adjusted to reflect a 10% stock dividend and 6-for-5 stock split, as applicable. As of December 31, 2002, a total of 313,163 shares are subject to options and restricted stock awards under the 2001 Plan.

      Subject to stockholder approval, the Compensation Committee and the Board of Directors have approved the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan (the “Amended 2001 Plan”). The Amended 2001 Plan has been amended to (1) increase the number of shares subject to the Amended 2001 Plan by an additional 325,000 shares, for a total of 655,000 shares; (2) limit the number of restricted shares that may be issued under the Amended 2001 Plan to 130,000 shares; (3) increase the maximum number of shares that can be granted to an individual during one calendar year from 100,000 to 162,000; (4) eliminate a provision that automatically increases the number of shares subject to the Amended 2001 Plan if Humboldt issues additional shares; and (5) require shareholder approval to modify the exercise price on outstanding options.

      The approval of the Amended 2001 Plan is being sought, in part, to comply with Mr. Daugherty’s employment contract. Under the terms of Mr. Daugherty’s employment contract, he received options to purchase 180,000 shares effective April 15, 2002; 60,000 shares on January 1, 2003; 60,000 shares on January 1, 2004; and 27,600 shares on January 1, 2005. Of the 180,000 options granted to Mr. Daugherty on April 15, 2002, 18,000 were granted pursuant to another stock option plan and the remaining options were issued under the 2001 plan, of which 62,000 options were subject to shareholder approval of an amendment increasing the award maximum grant limit to an individual from 100,000 to 162,000 shares. Further, because there are currently an insufficient number of shares available under the 2001 Plan, options to purchase 60,000 shares granted on January 1, 2003 to Mr. Daugherty were issued subject to shareholder approval of the Amended 2001 Plan.

      The Amended 2001 Plan is intended to attract, retain, and motivate key employees or directors of Humboldt, or a Humboldt subsidiary, by giving them the opportunity to acquire stock ownership Humboldt. We believe that these amendments are consistent with the 2001 Plan’s purpose.

      The Amended 2001 Plan is summarized below. The summary is qualified in its entirety by reference to the full text of the Amended 2001 Plan, a copy of which is attached as Appendix B to the electronic version of this Proxy Statement filed with the SEC and may be accessed from Humboldt’s website at www.humboldtbancorp.com and the SEC’s website at www.sec.gov. Copies of the Amended 2001 Plan are also available upon request to the Secretary of Humboldt.

Overview of the Amended 2001 Plan

      The Amended 2001 Plan covers 655,000 shares of Humboldt’s common stock of which a total of 313,163 shares are subject to options or stock bonus awards. At all times, Humboldt shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Amended 2001 Plan.

      Eligibility. The Amended 2001 Plan provides for the grant of awards to eligible persons. Eligible persons include, in the case of an incentive stock option, key employees of Humboldt or a subsidiary, and in the case of non-qualified stock options, restricted stock, stock appreciation rights and stock bonuses, key employees and directors of Humboldt or a subsidiary.

      Administration. Authority to control and manage the operation and administration of the Amended 2001 Plan is vested in the Board. The Board may delegate such responsibility to a committee or subcommittee consisting of two or more members of the board who are Non-Employee Directors as defined under the Exchange Act. The administrator has the authority to interpret the 2001 Plan. Any decision or action of the administrator in connection with the Amended 2001 Plan is final and binding.

      Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the Amended 2001 Plan will be evidenced by an award agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the Amended 2001 Plan shall terminate later than ten years after the date of grant subject to certain restrictions. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The Amended 2001 Plan has been amended to increase the maximum number of shares subject to options, which can be granted under the Amended 2001 Plan during any calendar year to an individual, to 162,000 shares.

      Exercise of the Option. Options may be exercised by delivery to Humboldt of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the share on the date of grant.

      Reload Option. The administrator of the Amended 2001 Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in Humboldt.

      Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the participant, only the participant, his guardian or legal representative may exercise an option. The administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the Amended 2001 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to Humboldt of a written stock option assignment request.

      Termination of Employment. If a participant’s employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the award agreement. If an employee continues service to Humboldt after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor, or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

      Retirement, Death or Permanent Disability. If a participant in the Amended 2001 Plan ceases to be an employee of Humboldt due to retirement, the participant may exercise the option within the maximum term of the option as it existed on the date of retirement. If the participant does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a participant becomes permanently and totally disabled or dies while employed by Humboldt or its subsidiary, or within three months after termination of employment, vested options may be exercised by the participant, the participant’s personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within twelve months after the disability or death, but in no event after the expiration of the option as set forth in the award agreement.

      Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option. Upon permanent and total disability of a current or former director or his or her spouse who holds a community property interest or joint tenancy interest in the option, the individual or his or her representative shall be entitled to exercise vested options held at such time at any time during the maximum term of the option. Upon the death of a former director or the death of an interested spouse, the estate of, or administrator to, the deceased individual shall be entitled to exercise vested options held at such time at any time during the maximum term of the option. In no event may an option be exercised after the expiration of its term.

      Restricted Stock Awards. The administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant’s execution and delivery of the award agreement and full payment for the shares to Humboldt within thirty days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent of the fair market value of the shares on the date the restricted stock award is granted. Unless the administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

      Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the Amended 2001 Plan. The administrator shall determine the number shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the administrator shall determine the proper award. The maximum number of shares available under the Amended 2001 Plan for Restricted Stock Awards and Stock Bonuses is 130,000 shares.

      Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the administrator may determine. The administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. The maximum number of shares subject to SAR’s which can be granted under the Amended 2001 Plan during any calendar year to any individual is 162,000 shares. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SARs shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of the shares on the date of grant of the SAR, by the fair market value of the shares on the exercise date, however, the administrator may, in its sole discretion, pay cash in lieu of shares.

      Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

      Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the Amended 2001 Plan as may be determined by the board or the administrator.

U.S. Federal Tax Aspects

      Options granted under the Amended 2001 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The United States federal income tax treatment for the two types of options generally differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying; and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

However, at the time of exercise, the amount by which the price actually paid by an optionee for an incentive stock option is exceeded by the option’s fair market value is included in the optionee’s calculation of their alternative minimum taxable income and could in part cause optionee to be subject to the alternative minimum tax.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then Humboldt will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the lesser of fair market value of such shares on the option exercise date and sales price over (ii) the exercise price paid for the shares. In no other instance will Humboldt be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by Humboldt in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Humboldt’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Humboldt will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of Humboldt in which such ordinary income is recognized by the optionee.

Restricted Stock Awards. The employee receives no taxable income upon the receipt of a restricted stock award. The employee is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows employees, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the employee. In the event an employee makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing employee will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If an employee who has made a Section 83(b) election subsequently forfeits the shares, the employee will not be entitled to any deductions, however, he may be entitled to realize a loss. Humboldt recognizes a deduction for income tax purposes at the time the employee recognizes income.

Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. Humboldt Bancorp will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by Humboldt.

Withholding Taxes. Humboldt is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

Accounting Treatment. During 2003, Humboldt has decided to treat the issuance of options as compensation expense. Therefore, the fair value of those options must treated as a compensation expense.

      The affirmative vote of the holders owning a majority of the shares of common stock present and voting at the annual meeting is required to approve the Amended 2001 Plan. If the stockholders approve the Amended 2001 Plan, it will be implemented immediately.

Recommendation of the Board

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE AMENDED AND RESTATED HUMBOLDT BANCORP & SUBSIDIARIES 2001 EQUITY INCENTIVE PLAN.

Board Committees and Director Compensation

How are directors compensated?

      In 2002, the directors were compensated based on a monthly retainer of $1,500. In addition, the Chairman received $500. Special meetings requiring in-person attendance were compensated at a rate of $800. Audit Committee members received a meeting fee of $450 per meeting; and Governance and Compensation Committee members received meeting fees of $200.

How often did the Board meet during 2002?

      The Board of Directors met 15 times during 2002. Each nominee attended at least 75% of the total number of meetings of the Board and Committees held during 2002.

What committees has the Board established?

      The Company currently has an Audit Committee, Risk Committee, Compensation Committee and Governance Committee.

      At fiscal year end, the Audit Committee had five independent directors consisting of Messrs. Evans, Fish, Katz, Koeberer and Mills. Gary L. Evans serves as the Chairman. Effective January 1, 2003, Kelvin H. Moss and John R. Winzler were appointed to the Audit Committee to replace Messrs. Fish and Koeberer. Mr. Mills meets the requirements for financial expertise defined by the SEC and is considered by the Audit Committee to be the financial expert. Each member of the Audit Committee is independent as defined in Rule 4200b(a)(14) of the National Association of Securities Dealers’ listing standards.

      As part of its responsibilities, the Audit Committee provides assistance to the Board of Directors in fulfilling their responsibility to shareholders, prospective shareholders and the investment community relating to Humboldt’s accounting, its financial reporting practices, the quality and integrity of its financial statements and its capital requirements. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents (see “Audit Committee Charter” below).

      During 2002, Humboldt formed a Risk Committee to provide additional oversight with respect to enterprise risk management. The Risk Committee was comprised of the same members as the Audit Committee until January 1, 2003, at which time Messrs. Claussen, Fish, Katz, Mason, and Napier were appointed to the Risk Committee. Mr. Katz serves as the Chairman. The Risk Committee met concurrently with the Audit Committee during 2002 and members were not paid any additional fees.

      The Compensation Committee had five outside directors consisting of Messrs. Angell, Koeberer, Napier, Weborg, and Winzler. All members except Mr. Napier are considered to be independent. Tom Weborg serves as the Chairman. The Compensation Committee reviews and approves the executive compensation policies and awards grants from Humboldt’s equity plans. The report of the Compensation Committee contained in this proxy statement describes the compensation policies and philosophy applicable to Humboldt’s executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 2002. The Compensation Committee held 6 meetings in fiscal year 2002.

      The Governance Committee had four independent directors consenting of Messrs. Angell, Claussen, Koeberer and Moss. Mr. Angell serves as the Chairman. The Governance Committee is responsible for nomination of directors, determination of director independence, director education and director compensation. The Governance Committee will consider candidates for directors by security holders upon submission to the Governance Committee of the names of the proposed candidates. Such submissions should contain the reasons for seeking to be nominated as a director, business background and the information required in section 3.3 of Humboldt’s Amended and Restated Bylaws. The Governance Committee held 13 meetings in fiscal year 2002.

Report of the Audit Committee

      The Audit Committee oversees the financial reporting process for Humboldt on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews Humboldt’s internal accounting procedures, consults with and reviews the services provided by Humboldt’s independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

      In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit

Committee has discussed with the independent auditors their independence from Humboldt and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

      The Audit Committee has also met and discussed with Humboldt’s management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Humboldt and the selection of Humboldt’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor’s judgments regarding any and all of the above issues. The Audit Committee held eight meetings during 2003.

      Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

      Management is responsible for Humboldt’s financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Humboldt’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee are not employees of Humboldt and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report on Humboldt’s financial statements. The Audit Committee’s oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not ensure that Humboldt’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of Humboldt’s financial statements has been carried out in accordance with generally accepted auditing standards or that Humboldt’s independent auditors are in fact “independent.”

      This report of the Audit Committee is not deemed to be filed with the Securities and Exchange Commission.

Respectfully submitted,

HUMBOLDT BANCORP AUDIT COMMITTEE

Gary Evans, Chairman
Gary C. Katz
Steven R. Mills
Kelvin H. Moss
John R. Winzler

Audit Committee Charter

      Humboldt adopted an Audit Committee Charter in 2000 in connection with NASDAQ listing rules. The Audit Committee Charter was published in the proxy statement for the 2001 Annual Meeting. The Sarbanes-Oxley Act of 2002 requires that the SEC adopt new rules requiring stock exchanges, including NASDAQ, to establish new listed company audit committee standards. The new SEC rules are expected to become effective on April 26, 2003 and the stock exchanges must have the related new regulations effective within one year of publication of the final rules.

      In anticipation of the adoption of the new rules, Humboldt’s Audit Committee has revised the Audit Committee Charter, effective April 1, 2003, to comply with the new regulations. A copy of Humboldt’s Audit Committee Charter is attached as Exhibit A

Executive Officers of the Company

      The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

Name/Position	Age	Experience

Robert M. Daugherty President and Chief Executive Officer	49	Mr. Daugherty joined Humboldt in his current position in April 2002. Prior to joining Humboldt, Mr. Daugherty served as Executive Vice President of Zions Bank from March 2001 until March 2002 and as President and Chief Executive Officer of Draper Bank & Trust from 1997 until 2001.
Gene F. Marcucci Bell Executive Vice President and Director of Retail Banking	53	Ms. Bell joined Humboldt in August 2002 in her current position. Prior to joining Humboldt, she served as Regional Vice President/ Retail Banking for Feather River State Bank from January 2002 through July 2002 and Regional Retail Manger for Golden One Credit Union from January 2000 through December 2002. Ms. Bell was not actively employed from August 1998 through December 1999.
Mark A. Francis Executive Vice President and Director of Commercial Banking	46	Mr. Francis was appointed to his current position in June 2002. From October 2001 through May 2002, he served as President of Humboldt’s Tehama Bank subsidiary and from September 2001 through May 2002 and as Commercial Banking Officer from January 1999 through August 2001. Prior to joining Tehama Bank, Mr. Francis was employed by Bank of America as a Commercial Banking Officer for 16 years.
Kenneth J. Musante Senior Vice President and Manager, Merchant Bankcard Operations	37	Mr. Musante served in this capacity from 1997 until 2003. In connection with Humboldt’s sale of its merchant bankcard division on March 13, 2002, Mr. Musante is no longer employed by Humboldt
Patrick J. Rusnak Executive Vice President and Chief Financial Officer	39	Mr. Rusnak joined Humboldt as Chief Financial Officer in November 2000. Prior to joining Humboldt, he served as Controller of United Community Banks, Inc. and Senior Assistant Controller of Trans Financial, Inc.
Mark P. Wardlow Executive Vice President and Chief Credit Officer	46	Mr. Wardlow joined Humboldt as Chief Credit Officer in June 2002. Prior to joining Humboldt, he was employed by Bank of America for nine years, most recently as Senior Vice President/ Commercial Banking.

Name/Position	Age	Experience

Theodore S. Mason, Former President and Chief Executive Officer	60	President and Chief Executive Officer of Humboldt 1996 to April 2002. Mr. Mason retired in April 2002.

      Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Messrs. Daugherty, Francis, Rusnak and Wardlow and Ms. Marcucci Bell have each entered into employment agreements with Humboldt. Further information regarding the employment agreements is provided under the heading “Executive Compensation and Other Transactions — Employment Agreements.” There is no family relationship between any of the officers, directors or nominees.

COMPENSATION OF EXECUTIVE OFFICERS

      The Compensation Committee (“Committee”) of the Board of Directors is responsible for the Humboldt’s compensation, benefits and equity awards for executive officers. The Committee is composed of five outside directors, four of which are considered to be independent. The following is the Committee’s report on executive compensation.

Report of the Compensation Committee on Executive Compensation

      The Compensation Committee approved employment agreements for Messrs. Daugherty, Francis, Rusnak, Wardlow and Ms. Marcucci Bell in 2002. The Committee believes that such agreements were in the best interests of Humboldt and provide for terms and conditions that are consistent with industry practices.

Compensation Philosophy

      The Committee continues to emphasize the important link between Humboldt’s performance, which ultimately benefits all shareholders, and the compensation of its executives. Therefore, the primary goal of Humboldt’s executive compensation policy is to closely align the interests of the executive officers with the interests of the shareholders. In order to achieve this goal, Humboldt endeavors to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success, and reward them for their efforts in ensuring the success, of Humboldt, and (ii) encourage executives to manage from the perspective of owners with an equity stake in Humboldt. Humboldt currently uses three integrated components — Base Salary, Incentive Compensation and Equity Compensation — to achieve these goals. The following outlines the overall compensation components.

Base Salary

      The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, and the executives’ respective job responsibilities, levels of experience, individual performances and contributions to the business. In making base salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

Incentive Bonuses

      The Incentive Bonus component of executive compensation is designed to reflect the Committee’s belief that a portion of the compensation of each executive officer should be contingent upon the performance of Humboldt, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of Humboldt. All executive employment contracts provide generally for a discretionary bonus, which is to be determined by the Committee based on individual performance criteria and Humboldt’s achievement of growth and profitability during the year.

Long Term Incentives

      The Committee provides Humboldt’s executive officers with long-term incentive compensation in the form of stock option and restricted stock grants under Humboldt’s 2001 Plan. The Committee believes that such awards provide Humboldt’s executive officers with the opportunity to purchase and maintain an equity interest in Humboldt and to share in the appreciation of the value of the Humboldt’s common stock. The Committee believes that stock options and restricted stock grants directly motivate an executive to maximize long-term stockholder value. All options granted to executive officers to date have been granted at the fair market value of the Humboldt’s common stock on the date of grant. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Humboldt’s long-term strategic performance goals.

CEO Compensation in 2002

Compensation for Theodore S. Mason

      During the fourth quarter of 2001, the Board of Directors engaged a national recruiting firm to assist with the search for a successor to replace Theodore S. Mason as President and Chief Executive Officer of Humboldt. Since the Board believed that a search would not be completed prior to the expiration of Mr. Mason’s employment agreement on December 31, 2001, an oral agreement was established between Humboldt and Mr. Mason whereby Mr. Mason would continue to serve in the same capacity and receive the same compensation package as provided by his original employment agreement until such time as a new President and Chief Executive Officer was appointed. On March 25, 2002, Mr. Mason was notified that a candidate had accepted the position and would begin employment on April 15, 2002.

      Mr. Mason agreed to remain on staff (and receive the same compensation) until April 30, 2002, in order to assist with the transition. On March 25, 2003, the Compensation Committee, in conjunction with the Board of Directors (excluding Mr. Mason), approved a one-time cash bonus of $100,000 to be paid to Mr. Mason upon his retirement and in recognition of the vision, dedication and leadership exhibited over his 13-year career with Humboldt. The Compensation Committee, in conjunction with the Board of Directors (excluding Mr. Mason), also approved the ownership transfer of Mr. Mason’s Company-provided vehicle, which had a value of approximately $16,000, to him upon retirement.

 Compensation for Robert M. Daugherty

      As described above, a nationally-recognized recruiting firm was engaged to assist the search process for a new President and Chief Executive Officer and to provide the Compensation Committee with guidance regarding the appropriate compensation package based on peer bank holding companies of similar size. It was the Compensation Committee’s and Board’s belief that, in order to attract the most qualified and best possible candidate, a competitive compensation package was essential. Accordingly, the Compensation Committee negotiated a three-year employment agreement with Robert M. Daugherty that included a base salary of $260,000, an annual performance-based cash bonus of up to 100% of base (with a floor of $130,000 for the first year), and a multi-year grant of stock options with exercise prices equal to the then current market price of Humboldt common stock.

      With respect to stock options, the Compensation Committee utilized peer data compiled by SNL Financial for recently hired chief executive officers of bank holding companies with assets between $1 billion and $2 billion. Since the price of Humboldt stock increased significantly between the date Mr. Daugherty accepted employment (March 25, 2002) and his employment date (April 15, 2002), the exercise price of his initial stock option grant was higher by $2.05 per share than if the grant were made on date of acceptance. In consideration of the decreased potential value of the initial stock option grant resulting from a higher exercise price, the Compensation Committee, in conjunction with the Board of Directors (excluding Mr. Daugherty), decided to amend Mr. Daugherty’s employment agreement to provide for one-time cash bonuses based on the price of Humboldt common stock exceeding certain target levels for prescribed time periods. Additional information regarding these price targets is provided under the “Executive compensation and Other Transactions — Employment Agreements” section of the Proxy Statement.

      In January 2003, the Compensation Committee decided to award Mr. Daugherty his cash bonus for the first year of his employment agreement immediately, instead of on the anniversary date, in view of corporate performance during the first nine months of his tenure. Further, the Compensation Committee decided that, going forward, Mr. Daugherty’s cash bonus (if any) will be paid in January of each year based on the Company’s financial performance for the prior year.

Conclusion

      In conclusion, the Committee believes that Humboldt’s current executive compensation levels are consistent with both its long and short-term goals, and in the best interests of Humboldt and its shareholders.

Respectfully Submitted,

HUMBOLDT BANCORP COMPENSATION COMMITTEE

Tom Weborg, Chairman
Ronald F. Angell
John W. Koeberer
Gary L. Napier
John R. Winzler

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee was an officer or employee of Humboldt or any of its subsidiaries during 2002. None of the executive officers of Humboldt has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of Humboldt. During the year 2002, a corporation in which Mr. Napier is a part owner, provided insurance to Humboldt for which such corporation received insurance premiums. See “Certain Transactions”.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

      This table lists the compensation paid in the past three years for all services of Humboldt’s named Executive Officers.

Summary Compensation Table

						Long-Term Compensation

		Annual Compensation				Restricted	Stock
						Stock	Options	LTIP		All Other
Name and Principal Position	Year	Salary	Bonus		Other(4)	Awards	Granted	Payouts		Compensation

Robert M. Daugherty(1)	2002	$184,170	$230,000	(2)	—	—	180,000	—		$87,851	(3)
President and Chief	2001	—	—		—	—	—	—
Executive Officer	2000	—	—		—	—	—	—

Mark Francis	2002	$143,333	$35,000		—	—	—	—		—
Executive Vice President/	2001	$96,942	$22,500		—	—		—		—
Director of Commercial Banking	2000	$88,901	$28,500		—	—		—		—

Kenneth J. Musante(5)	2002	$85,000	$103,283		—	—	—	$25,189	(6)	—
Senior Vice President/	2001	$85,000	$71,539		—	—	1,320			—
Manager of Merchant Bankcard Services	2000	$85,000	$50,348		—	—	4,373	—		—

Patrick J. Rusnak(7)	2002	$165,000	$75,000	(8)	—	$44,000 (9)	18,000	—		$111,895	(10)
Executive Vice President/	2001	$151,875	$56,250	(8)	—	—	3,960	—		$19,739	(11)
Chief Financial Officer	2000	$25,000	$10,266	(8)	—	—	1,320	—		—

Mark Wardlow(12)	2002	$83,081	$35,000		—	—	30,000	—		—
Executive Vice President/	2001	—	—		—	—	—	—		—
Chief Credit Officer	2000	—	—		—	—	—	—		—

Theodore S. Mason(13)	2002	$66,667	$160,852	(8)	—	—	—	$75,000	(14)	$115,475	(15)
Former President and	2001	$200,000	$180,000	(8)	—	—	3,300	—		—
Chief Executive Officer	2000	$125,000	$296,455	(8)	—	—	29,484	—		—

Footnotes to Summary Compensation Table

(1)	Mr. Daugherty joined Humboldt in April 2002.

(2)	Includes $100,000 paid to Mr. Daugherty for the achievement of a performance goal under the terms of his amended employment agreement dated May 2, 2002 and $130,000 paid on January 15, 2003

(3)	Includes payments made to or on behalf of Mr. Daugherty, including tax gross-ups, related to the sale of his principal residence in Sandy, Utah, the purchase of a residence in Granite Bay, California and temporary living expenses.

(4)	No perquisites are reported as Other Annual Compensation as such perquisites did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officers.

(5)	In connection with Humboldt’s sale of its merchant bankcard division on March 13, 2002, Mr. Musante is no longer employed by Humboldt.

(6)	Represents payments made under the terms of the Salary Continuation Agreement between the Company and Mr. Musante, which provides for payments of approximately $25,000 per annum for the ten-year period commencing in January, 2002.

(7)	Mr. Rusnak joined Humboldt in November 2000.

(8)	Includes amounts deferred by Messrs. Rusnak and Mason pursuant to deferred compensation agreements.

(9)	Mr. Rusnak was granted 12,000 restricted shares valued at $9.38 per share in April 2002. The vesting schedule provides for 1/3 of the shares to vest over a period of two years, with 1/3 of the shares vested on the date of grant. Dividends will only be paid on vested shares.

(10)	Includes payments made to or on behalf of Mr. Rusnak, including tax gross-ups, related to the sale of his principal residences and relating moving costs in Blairsville, Georgia and Eureka, California and the purchase of a residence in Granite Bay, California.

(11)	Relocation-related expense payments made to or on behalf of Mr. Rusnak for moving household goods and temporary living expenses in connection with his move from Blairsville, Georgia to Eureka, California.

(12)	Mr. Wardlow joined Humboldt in June 2002.

(13)	Mr. Mason served as President and Chief executive Officer until April 2002.

(14)	Represents payments made under the terms of the Salary Continuation Agreement between the Company and Mr. Mason, which provides for post-retirement payments of $100,000 per annum for 15 years.

(15)	Includes a one-time bonus of $100,000 paid in connection with Mr. Mason’s retirement and the market value of a Company-owned vehicle which was transferred to him upon retirement.

Employment Agreements

      Humboldt has entered into employment agreements with Messrs. Daugherty, Francis, Rusnak and Wardlow and Ms. Marcucci Bell.

      The employment agreement between Humboldt and Robert M. Daugherty was entered into on April 15, 2002 and has a term of three years. Under the terms of his employment agreement, Mr. Daugherty is paid an annual base salary of $260,000, with a guaranteed first year bonus of $130,000 (to be paid in April 2003) and future bonuses of up to 100% of base salary based on performance. In addition, the employment agreement provided for the following stock option grants (as adjusted for the six-for-five stock split in August 2002): Options to purchase 180,000 shares effective April 15, 2002; 60,000 shares on January 1, 2003; 60,000 shares on January 1, 2004; and 27,600 shares on January 1, 2005.

      The exercise price for each grant will be the fair market value as of the date of such grant and vest  1/3 each on the date of grant, first anniversary and second anniversary. The option grant to Mr. Daugherty on April 15, 2002 included 162,000 shares under the 2001 Plan, which exceeded the calendar year grant limitation of 100,000 shares to any individual. 62,000 shares of the option to purchase 162,000 shares granted is subject to shareholder approval of the Amended 2001 Plan to increase the annual limit from 100,000 to 162,000. Further, options to purchase 60,000 shares dated January 1, 2003 have issued subject to shareholder approval of the Amended 2001 Plan since as of that date there were not sufficient shares available under the 2001 Plan. Both amendments are contained in the Amended and Restated Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan set forth in Proposal 3 of this proxy statement. In May 2002, Mr. Daugherty’s employment agreement was amended in order to adjust for the differential between the exercise price of Mr. Daugherty’s initial stock option grant on April 15, 2002 and the market value of Humboldt common stock when Mr. Daugherty orally accepted an offer of employment on March 26, 2002. The amendment provides for payment of a $100,000 cash bonus if the market price of Humboldt’s common stock exceeds certain targets for 30 consecutive trading days. During August 2002, the first target of $13.33 was met and the prescribed payment was made. The two remaining targets are $17.50 and $21.67 per share.

      Mr. Daugherty’s employment agreement provides that, in the event of a change in control, he will receive the greater of (i) his base salary for the remaining term of his employment, plus a pro-rata portion of his prior year bonus and (ii) two times his base salary and his prior year’s bonus.

      On June 27, 2002, Humboldt entered into employment agreements with Gene Marcucci Bell, Mark A. Francis, Patrick J. Rusnak and Mark P. Wardlow (“Executive Officer” individually). These agreements all have substantially similar terms and provisions, including a term of three years. Further, the employment agreements provide that, under certain circumstances following a change in control, the Executive Officer will receive the greater of (i) his/her base salary for the remaining term of his or her employment and earned but unpaid bonus and (ii) two times his or her base salary plus any earned but unpaid bonus. Mr. Rusnak’s employment agreement also provides for an additional payment equal to the amount of his prior year’s bonus. The circumstances triggering the change in control payments include, but are not limited to, involuntary termination without cause or a material reduction in the Executive Officer’s compensation or responsibilities within one year of a change in control.

      On March 23, 2000, Humboldt and Kenneth J. Musante entered into an employment agreement effective December 16, 1997 whereby Mr. Musante served as Senior Vice President and Manager of Humboldt’s merchant bankcard division. For his services, Mr. Musante was paid a base salary of $85,000 per annum, a variable compensation of 2.5% of a defined proprietary portfolio of merchant account pre-tax net income and a discretionary bonus as determined by Humboldt. In addition, Mr. Musante earned an equity participation of up to 10% of the defined proprietary portfolio subject to vesting. On March 13, 2003, Humboldt completed the sale of its proprietary merchant bankcard operations to a third party. In connection with the sale, Mr. Musante became fully vested in his equity ownership and was paid approximately $2.9 million in cash (subject to all applicable tax withholdings) pursuant to the terms of his agreement. Further, Mr. Musante’s employment with Humboldt was terminated upon completion of the sale.

      Mr. Rusnak entered into a deferred compensation agreement with Humboldt in December 2000. Under the terms of the agreement, Mr. Rusnak can elect annually to defer a portion of his cash compensation and is paid a rate equal to Wall Street Journal Prime plus 1% on the amounts deferred. For the year ended December 31, 2002, Mr. Rusnak deferred $50,000 of the $75,000 bonus shown in the Summary Compensation table.

Options Granted in Last Fiscal Year

      The following table sets forth options granted to the named executive officers during the past fiscal year.

					Potential Realized Value at
	Number of	Percent of			Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year(1)	($/sh)	Date	5%(2)	10%(2)

Robert M. Daugherty	180,000	69.8%	$9.96	4/15/12	$1,127,482	$2,857,261
Patrick J. Rusnak	18,000	7.0%	$9.38	4/11/12	$106,183	$269,087
Mark Wardlow	30,000	11.6%	$13.29	6/24/12	$250,740	$635,425

Footnotes to Table

(1)	Based on total options granted to employees in 2002 of 258,000.

(2)	5% and 10% assumed compounded annual growth rates of appreciation are mandated by the rules of the SEC and are not an estimate or projection and therefore may bear no relation to future prices for the Company’s common stock or actual performance.

Ten-Year Options/ SAR Repricings

      There was no repricing of options during the fiscal year ended December 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth named executive officer options exercised and option values for fiscal year ended December 31, 2002 for all named executive officers at the end of the year.

					Value of Unexercised Options
	Shares		Number of Options at		In-the-Money at
	Acquired or	Value	December 31, 2002		December 31, 2002
Name	Exercised	Realized	(Exercisable/Unexercisable)		(Exercisable/Unexercisable)(1)

Robert M. Daugherty	10,042	$46,595	49,958	120,000	$16,986	$57,786
Mark A. Francis	—	—	20,620	5,156	$110,884	$140,479
Theodore S. Mason	78,335	$1,213,906	129,177	—	$625,896	$625,896
Kenneth J. Musante	15,736	$124,437	13,796	—	$29,182	$29,182
Patrick J. Rusnak	—	—	10,840	12,440	$19,820	$114,272
Mark P. Wardlow	—	—	10,000	20,000	—	—

Footnotes to Table

(1)	Value of unexercised option in the money is calculated by the remainder of the closing price for a share of Humboldt common stock as of December 31, 2002, minus the exercise price times the number of shares subject to the option.

Compensation Plan Table

      The following table provides aggregate information as of the fiscal year ended December 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance. Also see Notes 1 and 17 to Humboldt’s financial statements for the year ended December 31, 2002 regarding more information on Humboldt’s stock option plans.

	A	B	C
Number of Securities
Remaining Available for
	Number of Securities to be	Weighted-average	Future Issuance Under Equity
	Issued Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
Plan Category	Warrants and Rights(1),(3),(4)	Warrants and Rights	reflected in column A)(2),(3)

Equity compensation plans approved by security holders	1,207,630	$6.70	188,832
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	1,207,630	$6.70	188,832

Footnotes to Table

(1)	Column A includes 28,000 unvested stock bonus award shares under the Humboldt & Subsidiaries 2001 Equity Incentive Plan.

(2)	Column C does not reflect a provision of the of the 2001 Plan that provides for the number of shares authorized under the 2001 Plan to increase automatically in the event Humboldt issues additional shares, so that the ratio of shares authorized under the 2001 Plan to the total shares outstanding remains the same as on the date the 2001 Plan was originally approved by shareholders on May 21, 2001. The percentage of shares authorized to total shares outstanding on May 21, 2001, was 2.66%. This provision is eliminated in the Amended 2001 Plan subject to shareholder approval under Proposal 3.

(3)	Column A includes 34,147 shares accrued and Column C includes 159,115 shares reserved under the Humboldt Bancorp Director Fee Plan, which provides for directors of Humboldt Bancorp or Humboldt Bank to elect to defer earned fees into a cash account (with interest paid at a market-based variable rate), stock units (calculated monthly be dividing the fees deferred by the current market value of Humboldt common stock), or a combination of both.

(4)	Column A does not include options for 323,785 shares issued under two plans that were approved by the shareholders of Tehama Bancorp prior to the merger of Humboldt Bancorp and Tehama Bancorp in March 2001. Upon completion of the merger, options to purchase one share of Tehama Bancorp common stock under the Tehama Bancorp plans was converted to purchase 1.775 shares of common stock of Humboldt Bancorp (the same exchange ratio as used for the conversion of Tehama Bancorp shares into Humboldt Bancorp shares), and the exercise price of each option was adjusted accordingly by the exchange ratio. Subsequent to the completion of the merger, no additional grants were made under either of the Tehama Bancorp plans.

Benefit Plans

      Retirement Plan. Currently, Humboldt has a defined contribution retirement plan covering substantially all employees. Contributions to the plan are made at the discretion of the Board of Directors in an amount not to exceed the maximum amount deductible under the profit sharing plan rules of the Internal Revenue Service. Employees may elect to have a portion of their compensation contributed to the plan in conformity with the requirements of Section 401(k) of the Internal Revenue Code. Salaries and employee benefits expense includes contributions to the plan of $403,000, $642,000, and $443,000 during 2002, 2001 and 2000, respectively.

      Director Fee Plan. Humboldt has adopted the Humboldt Bancorp and Subsidiaries Amended and Restated Director Fee Plan (the “Fee Plan”). The Fee Plan permits each director of Humboldt or one of its subsidiary banks to elect to receive his/her director’s fees in the form of Humboldt common stock or cash, or a combination thereof of Humboldt common stock and cash, and to elect to defer the receipt of any of the foregoing until the end of his/her term as a director. If deferral is elected, the amount of the director’s fees shall be credited to an account on behalf of the director. However, such crediting shall constitute a mere promise on the part of Humboldt to pay/distribute on this account. The account is otherwise unsecured, unfunded, and subject to the general claims of creditors of Humboldt. The Fee Plan provides for the issuance of up to 193,261 shares of Humboldt common stock. The amount of such fees deferred was $147,287, $119,976 and $65,000 in 2002, 2001, and 2000, respectively. At December 31, 2002, and 2001, the liability for amounts due under this plan totaled $311,012 and $334,976, respectively, or approximately 34,147 and 33,254 shares of common stock.

      Post-Employment Benefit Plans and Life Insurance Policies. Humboldt and Humboldt Bank have entered into Officer Salary Continuation Agreements and Deferred Compensation Agreements with key employees. The Officer Salary Continuation Agreements provide for payments in the event of retirement, death, disability or change in control. The Deferred Compensation Agreements allow the employees to defer a portion of current compensation in exchange for Humboldt’s commitment to pay a deferred benefit at retirement. Deferred compensation is vested as to the amounts deferred. Both the Officer Salary Continuation Agreements and the Deferred Compensation Agreements are unfunded although, as discussed below, Humboldt has purchased life insurance policies in connection with the implementation of the two plans.

      The Officer Salary Continuation Agreements provide that upon retirement, or death prior to retirement, the following executive officers will be entitled to the following benefits: Theodore S. Mason — $100,000 per year for 15 years; Kenneth J. Musante — $78,542 per year for 15 years; and Mark A. Francis — $66,667 per year for 7 years increasing to $83,333 per year if Mr. Francis is employed for at least 9 years and will receive such annual payment for each year he is employed. In the event of disability, these employees will be entitled to the following amounts payable over the same period unless otherwise noted: Kenneth J. Musante — $112,653 in a lump sum or as otherwise agreed to Salary continuation benefits may also be paid if termination is without cause or due to a change in control of Humboldt. Otherwise, no benefits are paid upon termination.

      At December 31, 2002, 2001 and 2000, liabilities recorded for the estimated present value of future salary continuation and deferred compensation benefits totaled approximately $6.4 million, $5.9 million, and $4.7 million respectively. In the event of death or under other selected circumstances, Humboldt is contingently liable to make future payments greater than the amounts recorded as liabilities. Based on present circumstances, Humboldt does not consider it probable that this contingent liability will be incurred or that in the event of death, a liability would be material after consideration of life insurance benefits.

      Humboldt has purchased single premium life insurance policies in connection with the implementation of these salary continuation and deferred compensation plans for certain key employees. The policies provide protection against the adverse financial effects from the death of a key employee and provide income to offset expenses associated with the plans. The specified employees are insured under the policies, but Humboldt (or Humboldt Bank) is the owner and beneficiary. At December 31, 2002, 2001, and 2000 the cash surrender value of these policies totaled approximately $15.6 million, $15.1 million and $13.2 million, respectively.

      Stock Option Plans. Humboldt has a stock option plan that was originally adopted by Humboldt Bank in 1992 and assumed by Humboldt Bancorp upon formation of the holding company in 1996 (“1992 Plan”) under which incentive stock options, as defined under the Internal Revenue Code, non-statutory stock options may be granted.

      Options representing 1,807,790 shares of Humboldt’s common stock may be granted under the 1992 Plan by the Board of Directors to directors, officers, and key full-time employees at an exercise price not less than the fair market value of the shares on the date of grant. As of December 31, 2002, 879,760 options were outstanding under the 1992 Plan. Options granted under the 1992 Plan may have an exercise period of not longer than ten years and all options granted vest immediately. The numbers of shares authorized and outstanding under the 1992 plan above include options granted by Humboldt Bank prior to the assumption of the 1992 Plan by Humboldt Bancorp

      The 1992 Plan contains an antidilution provision in the event of a private or public offering of Humboldt Bancorp common stock. Under the current antidilution provision, participants will be granted additional options to purchase shares of Humboldt Bancorp common stock based on the number of shares issued in the private or public offering. Additional options will be granted to a current employee, officer or director who holds options so as to maintain on optionee’s proportionate interest in Humboldt Bancorp by reason of his or her unexercised portions of options as before the issuance. However, the total number may not exceed that available for grant under the 1992 Plan. In December 2000, the Directors of Humboldt sought waiver of the antidilution provision of the stock option plan representing approximately 42% of the outstanding options. In March 2001, substantially all Humboldt Employees holding stock options also agreed to waive the antidilution provision of the 1992 Plan. The waiver of antidilution provision became effective March 9, 2001.

      The exercise price for such additional options shall be the fair market value of the Humboldt common stock on the date of the additional grant, except that in the event of an incentive stock option, the exercise price shall be 110% if the optionee is an employee owning more than 10% of the total combined voting power of all classes of stock of Humboldt.

      At the 2001 Annual Meeting, the shareholders approved the 2001 Plan. The plan provides for the issuance of qualified and non-qualified stock options, restricted stock grants, restricted stock bonus awards and stock appreciation rights. The 2001 Plan has reserved a total of 330,000 shares, of which 313,163 were issued in the form of options or restricted shares as of December 31, 2002. Proposal 3 of this proxy statement seeks shareholder approval of the Amended 2001 Plan to increase the number of authorized shares to 655,000 among other amendments as set forth in Proposal 3.

      Tehama Stock Option Plans. Humboldt has assumed the Stock Option Plans of Tehama Bancorp as part of the merger agreement entered into between the two companies effective March 9, 2001. As of March 9, 2001, Tehama Bancorp had two Stock Options Plans under which issued and unexercised options exist. The two plans are the Tehama Bancorp 1994 Stock Option Plan (the “1994 Plan”) and the 1999 Stock Option Plan (the “1999 Plan”).

      As of the effective date of the merger, all outstanding rights with respect to stock options issued under the 1994 and 1999 Plans were converted into and became equivalent rights with respect to Humboldt common stock at the applicable conversion rate with a corresponding adjustment in the option price, and Humboldt assumed each Tehama Stock Option in accordance with the terms of the Tehama Stock Option Plans and the stock option agreement by which it is evidenced.

      The 1994 Plan was terminated for the purpose of granting new options on May 14, 1999, the effective date of the 1999 Plan approved by the shareholders of Tehama Bancorp at the 1999 Annual Meeting of Shareholders. Options for 53,444 shares of Humboldt common stock were outstanding under the 1994 Plan as of December 31, 2002. Under the 1999 Plan, nonstatutory (sometimes also called “non-qualified”) options to purchase shares of Tehama Bancorp’s common stock may be granted to employees, directors and consultants of Tehama Bancorp, and incentive options may be granted to employees. The 1999 Plan is now administered by the Humboldt Bancorp Board of Directors and assumed by Humboldt. Options for 270,341 shares of Humboldt common stock were outstanding under the 1999 Plan as of December 31, 2002.

      The exercise price of each option granted pursuant to the 1999 Plan ordinarily may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, and no option may have a term exceeding ten years. All options (except for automatic option grants to directors of Tehama Bancorp) terminate upon termination of employment, but may be exercised (to the extent vested) for varying periods after termination of employment. During an optionee’s lifetime, the optionee’s incentive options may be exercised only by him or her and may not be transferred. An optionee’s nonstatutory options also are not transferable during the optionee’s lifetime, except to the extent otherwise permitted in the option agreement. The exercise price of shares issued pursuant to exercise of an option under the 1999 Plan may always be paid in cash and, in addition, may be paid, in the discretion of the Board, with (1) Humboldt shares already owned by the optionee, valued at their fair market value, (2) the proceeds of a resale of the shares by an authorized securities broker or (3) the proceeds of a loan (by a securities broker or lender approved by Humboldt) secured by a pledge of the shares acquired by the exercise.

STOCK PERFORMANCE GRAPH

      The graph and table below compare the total shareholder return on Humboldt’s common stock with the comparable cumulative total return for The Nasdaq Stock Market Index and the SNL Securities, Inc. $500 Million to $1 Billion Bank Index for the five year period commencing January 1, 1998 and ending December 31, 2002. The graph and table assume $100 was invested on December 31, 1997, and that all dividends were reinvested during each year presented. The graph and table were prepared at Humboldt’s request by SNL Financial, Inc. of Charlottesville, Virginia.

HUMBOLDT BANCORP

	Period Ending

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Humboldt Bancorp	100.00	89.60	113.10	97.58	83.19	133.45
NASDAQ — Total US	100.00	140.99	261.48	157.42	124.89	86.33
SNL $500M-$1B Bank Index	100.00	98.32	91.02	87.12	113.02	144.30

      There can be no assurance that Humboldt’s stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of Humboldt’s common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. Humboldt does not endorse any predictions of future stock performance. Furthermore, this stock performance chart is not considered by Humboldt to be (i) soliciting material, (ii) deemed filed with the SEC and (iii) incorporated by reference in any filings by Humboldt under the Securities Act of 1933 or the Exchange Act.

Certain Transactions

      Some of Humboldt’s directors and executive officers and their immediate families, as well as the companies, with which they may have interest in, have obtained loans from Humboldt’s bank subsidiary, Humboldt Bank (“Bank”) in the ordinary course of the Bank’s business. In addition, the Bank expects to grant loans to these persons in the future. In management’s opinion, all these loans and commitments to lend were made in the ordinary course of business, were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectability or present other unfavorable features. Since these loans were made in compliance with Federal Reserve Regulation O, they are exempt from the prohibition of the Sarbanes-Oxley Act of 2002.

      The outstanding balance under extensions of credit by the Bank to directors and executive officers of Humboldt and the Bank and to the companies that these directors and executive officers may have an interest was $4,449,000, $7,264,000, and $8,031,000 as of December 31, 2002, 2001 and 2000, respectively.

      During the year ended December 31, 2002, Humboldt purchase insurance coverage through Buffum and Napier Insurance Brokers. Mr. Gary Napier, a director, is a part owner of Buffum and Napier Insurance Brokers for which they were paid $84,957 in insurance premiums.

Proposals of Stockholders

      To be considered for inclusion in Humboldt’s Proxy Statement and form of proxy for next year’s annual meeting, shareholder proposals must be delivered to the Secretary of Humboldt, 2998 Douglas Boulevard, Suite 330, Roseville, CA 95661, no later than 5:00 p.m. on December 11, 2003. However, if the date of next year’s annual meeting is set more than 30 days from the date of this year’s meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

      For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sough to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if Humboldt (a) receives notice of the proposal before the close of business on February 24, 2004, and advises shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 24, 2004.

      Notices of intention to present proposal at the 2004 Annual Meeting should be address to Humboldt, 2998 Douglas Boulevard, Suite 330, Roseville, CA 95661, Attention: Secretary. Humboldt reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Stockholders

      The Annual Report on Form 10-K for the year ended December 31, 2002, including audited financial statements, has been mailed to the stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-K and all other periodic filings made with the Securities and Exchange Commission are available on Humboldt’s website (www.humboldtbancorp.com) within two days of filing.

OTHER BUSINESS

      Humboldt does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted by the Proxy Holders in accordance with their best business judgment.

By Order of the Board of Directors

PATRICK J. RUSNAK
Executive Vice President,
Chief Financial Officer and Secretary

Roseville, California

EXHIBIT A

HUMBOLDT BANCORP

AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee is appointed by the Board of Directors (“Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the independent audit firm, (3) the performance of the independent auditor and Company’s internal audit function, (4) the Company’s compliance with accounting and audit standards and (5) the Company’s compliance with legal and regulatory requirements.

      The Audit Committee shall prepare reports as may be required by the rules or regulations of the Securities and Exchange Commission (“SEC”) and other regulators.

Committee Membership

      The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ, the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the SEC and NASDAQ.

      Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board and Audit Committee members may be replaced by the Board.

Meetings

      The Audit Committee shall meet as often as it determines necessary, but not less than quarterly. The Audit Committee shall meet periodically with management, the internal auditor, Company counsel and the independent auditor in separate private executive sessions.

      The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

Committee Authority and Responsibilities

      1.     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification).

      2.     The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      3.     The Audit Committee shall approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed.

      4.     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountant for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      5.     The Audit Committee shall annually review the Audit Committee’s own performance by reviewing its compliance with the provisions of this Charter, reassessing the adequacy of this Charter and recommending any proposed changes to the Board for approval.

      6.     The Audit Committee shall submit the minutes of all audit committee meetings to the Board and make regular reports to the Board.

The Audit Committee, to the extent it deems necessary or appropriate, shall provide:

Financial Statement and Disclosure Oversight

      1.     Review with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

      2.     Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

      3.     Review with management, the independent auditor, the internal auditor and Company counsel any certification provided by management related to the Company’s financial statements.

      4.     Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any material issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

      5.     Review quarterly reports from the independent auditors on:

a. Critical accounting policies and practices to be used.

b. Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      6.     Review with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      7.     Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

      8.     Review with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

      9.     Review with the independent auditor the matters required to be discussed by the Statement on Auditing Standards relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      10.     Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Independent Auditor Oversight

      1.     Review and evaluate the lead partner of the independent auditor team.

      2.     Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

      3.     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

      4.     Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to rotate the independent auditing firm.

      5.     Approve the Company’s hiring of any employee of the independent accountant who was engaged on the Company’s account.

      6.     Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

      7.     Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Internal Audit Oversight

      1.     Approve the appointment and replacement of the senior internal auditing executive, including the independence and authority of the internal auditor’s reporting obligations.

      2.     Review significant reports to management prepared by the internal auditing department and management’s responses.

      3.     Review with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

      4.     Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the internal auditor and the independent auditor.

      5.     Review with internal audit a progress report on the internal audit plan with explanations for any deviations from original plan. Review any significant changes in the audit plan.

      6.     Receive confirmation from both the internal audit and the independent accountant that no limitations have been placed on the scope or nature of their audit process.

Compliance & Internal Control Oversight

      1.     Obtain from the independent auditor assurance that Section 10A (b) of the Exchange Act has not been implicated.

      2.     Obtain reports from Company management, the Company’s internal auditor and the independent auditor that the Company, its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

      3.     Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

      4.     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      5.     Review any employee complaints or published reports which raise material issues regarding the Company’s internal controls, financial statements or accounting policies.

      6.     Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s internal controls, financial statements or accounting policies.

      7.     Review legal matters that may have a material impact on the financial statements or the Company’s compliance policies with Company counsel.

      8.     Review the adequacy and effectiveness of the Company’s internal control and security with management, the internal auditor and the independent accountant.

Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations and in compliance with applicable laws and regulations. These are the responsibilities of the Company’s management, internal auditor, Company counsel and the independent auditor.

      Approved by the Audit Committee on February 24, 2003, with an effective date of April 1, 2003.

EXHIBIT B

AMENDED AND RESTATED
HUMBOLDT BANCORP & SUBSIDIARIES
2001 EQUITY INCENTIVE PLAN

1.     Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of Bancorp, or a Subsidiary of Bancorp, by offering them an opportunity to participate in Bancorp’s future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Bancorp, nor shall it limit the ability of Bancorp to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2.     Adoption and Shareholder Approval. This Plan shall be approved by the shareholders of Bancorp, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the shareholders approval. So long as Bancorp is subject to Section 16(b) of the Exchange Act, Bancorp will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.     Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.     Shares Subject To This Plan.

     4.1 Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be six hundred fifty-five thousand (655,000) Shares. Provided however, that the maximum number of Shares available for grant as Incentive Stock Options or Non-Qualified Stock Options under the Plan shall equal five hundred twenty-four thousand (524,000) Shares. Outstanding shares of Bancorp, shall for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by Bancorp are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock).

a	Subject to Sections 4.2, Shares that are subject:

i	to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;
ii	to an Award granted hereunder but are forfeited; or
iii	to an Award that otherwise terminates without Shares being issued,

will again be available for grant and issuance in connection with future Awards under this Plan. However, in the event that prior to the Award’s forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the

Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

     b.     At all times, Bancorp shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award shall consist of authorized and unissued Shares. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

i	The grant of an Option, SAR, Stock Bonus Award, or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.
ii	While an Option, SAR, Stock Bonus Award, or Restricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of Bancorp by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without Bancorp’s receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.

5.     Administration of this Plan.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or a subcommittee consisting of two (2) or more members of the Board, whom are Non Employee Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of Bancorp and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of Bancorp; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Awards granted or Shares purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct or gross negligence, arising out of or related to this Plan. Bancorp shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not Bancorp is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by Bancorp, or all or any combination of the preceding; provided however, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term “person” as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.     Grant of Options; Terms and Conditions of Grant.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, Bancorp will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 162,000 shares.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

     a.     Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

     b.     Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of Bancorp (“Ten Percent Shareholder”)), and shall be subject to earlier termination as hereinafter provided.

     c.     Exercise Price. The Exercise Price of any Option shall be one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, provided, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called “Premium Price” Option) to encourage superior performance.

     d.     Method of Exercise. Options may be exercised only by delivery to Bancorp of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by Bancorp to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The exercise or partial exercise of either an Option or its Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Tandem Right is exercised.

     e.     Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant’s death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Bancorp of a written stock option assignment request (the “Assignment Request”) in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by Bancorp to comply with applicable securities laws.

     f.     Exercise After Certain Events.

i. Termination of Employment

(1) Incentive Stock Options.

               (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with Bancorp or a Subsidiary (including employment as an Officer of Bancorp or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Shareholder)).

               (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to Bancorp or a Subsidiary, Participant need not exercise the Incentive Stock Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of Termination of services to Bancorp or the Subsidiary (twelve (12) months in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2) Non-Qualified Stock Options.

               (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with Bancorp or a Subsidiary (including employment as an Officer of Bancorp or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

               (b) Continuation of Services as Consultant/Advisor. If a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to Bancorp or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of termination of services to Bancorp or the Subsidiary (twelve (12) months in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

ii. Retirement. If a Participant granted an Option ceases to be an employee of Bancorp or a Subsidiary (including as an Officer of Bancorp or a Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Bancorp or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

     iii.     Permanent Disability and Death of Employee. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Bancorp or a Subsidiary (including as an Officer of Bancorp or a Subsidiary), or within the three (3) months after Termination of employment, vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution or otherwise, in whole or in part, at any time within twelve (12) months after the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Shareholder if the Option is an ISO)).

     iv.     Current or Former Directors.

          a. Current or former directors shall be entitled to exercise vested Options (to the extent then exercisable), in whole or in part, at any time during the maximum term of the Option (but in no event after ten (10) years from the Grant Date).

          b. Upon permanent and total disability of a former or current director or the permanent and total disability of the spouse of a former or current director who holds a community property or joint tenancy interest in the Option (“interested spouse”), the disabled former or current director or disabled interested spouse or the representative (including conservators or trustees) of the disabled former or current director or disabled interested spouse, shall be entitled to exercise vested Options held at such time (to the extent then exercisable), in whole or in part, at any time during the maximum term of the Option (but in no event after ten (10) years from the Grant Date).

          c. Upon the death of a former or current director or the death of an interested spouse, the estate of, or executors or administrators to, the deceased former or current director or deceased interested spouse, or the successor trustee(s) (if the Options are so held in trust) of the deceased former or current director or deceased interested spouse, shall be entitled to exercise vested Options held at such time (to the extent then exercisable), in whole or in part, at any time during the maximum term of the Option (but in no event after ten (10) years from the Grant Date).

     g.     Suspension and Cancellation of Options.

     (1)  In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant’s right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

     i. committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Bancorp or a Subsidiary;

           ii. deliberately disregarded the rules of Bancorp or a Subsidiary which resulted in loss, damage or injury to Bancorp or a Subsidiary;

          iii. made any unauthorized disclosure of any trade secret or confidential information of Bancorp or a Subsidiary;

          iv. induced any client or customer of Bancorp or a Subsidiary to break any contract with Bancorp or a Subsidiary or induced any principal for whom Bancorp or a Subsidiary acts as agent to terminate such agency relations;

          v. engaged in any substantial conduct which constitutes unfair competition with Bancorp or a Subsidiary; or

          vi. been removed from any office of a Subsidiary by the Federal Reserve Board or any other bank regulatory agency, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Bancorp any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     (2)  The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

          i. engaged in any commercial activity in competition with any part of the business of Bancorp or a Subsidiary;

          ii. diverted or attempted to divert from Bancorp or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

          iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Bancorp or a Subsidiary which is disparaging or which in any way reflects negatively upon Bancorp or a Subsidiary;

          iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Bancorp or a Subsidiary, including influencing or advising any person who is employed by or in the service of Bancorp or a Subsidiary to leave such employment or service to compete with Bancorp or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Bancorp or a Subsidiary, or to have influenced or advised any competitor of Bancorp or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Bancorp or in the service of Bancorp, or improperly disclosed or otherwise misused any confidential information regarding Bancorp or a Subsidiary; or

          v. refused or failed to provide, upon the request of Bancorp or a Subsidiary, a certification, in a form satisfactory to Bancorp or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2(g) be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

          a. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 21) by such Participant under any other plan of Bancorp or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3 a., all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

          b. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option qualify as an “incentive stock option” as that term is defined in Code Section 422.

          c. No Incentive Stock Option may be granted to any person who is not an employee of Bancorp or a Subsidiary of Bancorp.

7.     Restricted Stock. A Restricted Stock Award is an offer by Bancorp to sell to an Eligible Person Shares that are subject to restrictions. The maximum number of shares that will be issued as Restrictive Stock and Stock Bonuses pursuant to Section 8 is one hundred thirty thousand (130,000) shares. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, the duration of the restrictions (“Restricted Period”), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Award Agreement and full payment for the Shares to Bancorp within thirty (30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to Bancorp within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, and shall be made in accordance with Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant’s name and shall be held in custody by Bancorp or a bank selected by the Administrator for the Participant’s account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

          a. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

          b. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of Bancorp, unless the Participant has remained an employee of (or a non-employee Director of, or active consultant providing services to) Bancorp or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to Bancorp without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, Bancorp shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a shareholders’ agreement or any other agreement, to the holder of the Restricted Stock. Bancorp shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

8.     Stock Bonuses.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to Bancorp or a Subsidiary. The maximum number of shares that may be issued as Stock Bonuses and Restricted Stock pursuant to Section 7 is one hundred thirty thousand (130,000) shares. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of Bancorp, a Subsidiary, and/or individual performance factors, or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”) for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

9.     Stock Appreciation Rights.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below, for services rendered to Bancorp. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of Bancorp, a Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six (6) months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right. The maximum number of Shares subject to Stock Appreciation Rights which can be granted under the Plan during any calendar year to any individual is 162,000 shares.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to Bancorp, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to Bancorp, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, Bancorp shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5 below. The date Bancorp receives written notice of such exercise hereunder is referred to in this Section 9 as the “exercise date. “ The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of Bancorp within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value the Shares on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Shares on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

          a. Transferability of Stock Appreciation Rights. No SAR under Section 9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an SAR. A Participant may designate a beneficiary to exercise his or her SAR after the Participant’s death. However, the Administrator may provide for transfer of an SAR without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an SAR may be made only by delivery to Bancorp of a written SAR assignment request (the “Assignment Request”) in a form approved by the Administrator, stating the number of SARs and Shares underlying SARs requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by Bancorp to comply with applicable securities laws

          b. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under Section 6.2.(e) and the applicable Award Agreement.

     9.8. Termination of Employment. Upon Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for Termination of employment or other services, as are specified in Section 6.2(f) with respect to Options.

     9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2(g) with respect to Options.

10.     Payment For Share Purchases.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          a. by surrender of shares of Stock of Bancorp that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from Bancorp by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          b. with respect only to purchases upon exercise of an Option, and provided that a public market for Bancorp’s stock exists:

               i. through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Bancorp; or

               ii. through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Bancorp; or

          c. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option (“Reload Option”). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

11.     Withholding Taxes.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, Bancorp may require the Participant to remit to Bancorp an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, Bancorp shall have the right to require such Participant or such other person to pay by cash, or check payable to Bancorp, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the “Tax Date”).

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than Bancorp’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing Bancorp to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to Bancorp shares of Stock previously acquired by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12.     No Privileges of Stock Ownership. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of Bancorp will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the Shares of Stock has been acquired by the Participant.

13. Transferability. Unless otherwise provided in this Plan, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14.     Restriction On Shares. At the discretion of the Administrator, Bancorp may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the purchase price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, Bancorp may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

15.     Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16.     Escrow, Pledge Of Shares. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with Bancorp or an agent designated by Bancorp to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with Bancorp all or part of the Shares so purchased as collateral to secure the payment of such Participant’s obligation to Bancorp under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, Bancorp will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

17.     Exchange And Buyout Of Awards. The Administrator may, at any time or from time to time, authorize Bancorp, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

18.     Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, Bancorp will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that Bancorp determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that Bancorp determines to be necessary or advisable. Bancorp will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and Bancorp will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by Bancorp to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

19.     Rights of Employees.

     19.1. No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, Bancorp or a Subsidiary or to limit in any way the right of Bancorp or a Subsidiary to terminate such Participant’s employment or other relationship at any time, with or without cause.

     19.2. Compliance With Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

20.     Adjustment for Changes in Capitalization. The existence of outstanding Awards shall not affect Bancorp’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of Bancorp’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

21.     Dissolution, Liquidation, Merger.

     21.1. Bancorp Not The Survivor. In the event of a dissolution or liquidation of Bancorp, a merger, consolidation, combination or reorganization in which Bancorp is not the surviving corporation, or a sale of substantially all of the assets of Bancorp (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such Award assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of Bancorp, or a merger, consolidation, combination or reorganization, in which Bancorp is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised.

     21.2. Bancorp is the Survivor. In the event of a merger, consolidation, combination or reorganization in which Bancorp is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when Bancorp shall be deemed to survive for purposes of this Plan.

22.     Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from Bancorp, would constitute a “parachute payment” (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

23.     Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person’s consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law. Notwithstanding the foregoing, the Board or Committee will not readjust the exercise price of an outstanding option without shareholder approval.

24.     Deferrals. The Administrator may permit a Participant to defer to another plan or program such Participant’s receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

25.     Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

26.     Definitions. As used in this Plan, the following terms will have the following meanings:

     26.1 “Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, Stock Bonus or Stock Appreciation Right.

     26.2 “Award Agreement” means, with respect to each Award, the signed written agreement between Bancorp and the Participant setting forth the terms and conditions of the Award.

     26.3 “Bancorp” means Humboldt Bancorp, a California corporation and its subsidiaries, or any successor corporation.

     26.4 “Board” means the Board of Directors of Bancorp.

     26.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

     26.6 “Committee” means the committee or the subcommittee of a committee appointed by the Board to administer this Plan, or if no such committee or subcommittee is appointed, the Board.

     26.7 “Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8 “Effective Date” has the meaning set forth in Section 2.

     26.9 “Eligible Person” means, in the case of the grant of an Incentive Stock Option, key employees of Bancorp or a Subsidiary, and in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, key employees or directors of Bancorp or a Subsidiary.

     26.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 “Fair Market Value” means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market or a similar organization if the NASD is no longer reporting such information; (iii) if the Stock is not reported on the NASDAQ National Market, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the Stock is not reported on the NASDAQ National Market, and if bid and asked prices for the Stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting Awards under this Plan.

     26.13 “Incentive Stock Option” means an Option which is an Option within the meaning of Code Section 422, the Award of which contains such provisions as are necessary to comply with that section.

     26.14 “Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     26.15 “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 “Non-qualified Stock Option” means an option which is designated a Non-qualified Stock Option.

     26.17 “Officer” means an officer of Bancorp and an officer who is subject to Section 16 of the Exchange Act.

     26.18 “Outside Director” means any director who is not (a) a current employee of Bancorp; (b) a former employee of Bancorp who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former Officer of Bancorp; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from Bancorp; and as may otherwise be defined in regulations promulgated under Section 162(m).

     26.19 “Option” means an award of an option to purchase Shares pursuant to Section 6.

     26.20 “Optionee” means the holder of an Option.

     26.21 “Participant” means a person who receives an Award under this Plan.

     26.22 “Plan” means this Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan, as amended from time to time.

     26.23 “Restricted Stock Award” means an award of Shares pursuant to Section 7.

     26.24 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25 “SEC” means the Securities and Exchange Commission.

     26.26 “Securities Act” means the Securities Act of 1933, as amended from time to time.

     26.27 “Shares” means shares of Bancorp’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4 and any successor security.

     26.28 “Stock” means the common stock, no par value, of Bancorp, and any successor entity.

     26.29 “Stock Appreciation Right” or “SAR” means the right, granted by the Administrator pursuant to this Plan, to receive Shares in an amount equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 “Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with Bancorp if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 “Tandem Right” means an Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to Bancorp, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, Officer, or director of Bancorp. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by Bancorp or the relevant Subsidiary and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of Bancorp or relevant Subsidiary as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

     26.34 “Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

     26.35 “Vested Shares” means “Vested Shares” as defined in the Award Agreement.

     26.36 “Vesting Date” means the date on which an Award becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

PROXY	PROXY

HUMBOLDT BANCORP
2998 Douglas Boulevard, Suite 330
Roseville, CA 95661
916.677.1133

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoint(s) R. Blair Reynolds and Patrick J. Rusnak, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Humboldt Bancorp (the “Company”) that the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders of the Company to be held at 2440 Sixth Street, Eureka, California, on Thursday, May 15, 2003, at 3:30 p.m., local time, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting, or any adjournment thereof. The undersigned may revoke this Proxy at any time prior to its exercise.

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS/HER INTENTION TO CUMULATE HIS/HER VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMOUNG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWIESE INDICATED BY MARKING THE BOXES ON THE OTHER SIDE OF THIS CARD. SEE THE “RECORD DATE AND VOTING SECURITIES” SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1:	To elect the following nominees to serve as directors, each to hold office until the 2004 Annual Meeting of Shareholders or until his/her successor has been duly elected and qualified:

Nominees: 01 Ronald F. Angell, 02 Richard Claussen, 03 Gary L. Evans, 04 Garry D. Fish, 05 Robert M. Daugherty, 06 Gary C. Katz, 07 John W. Koeberer, 08 Theodore S. Mason, 09 Steven R. Mills, 10 Kelvin H. Moss, 11 Gary L. Napier, 12 Tom Weborg, and 13 John R. Winzler

[ ] FOR ALL NOMINEES	[ ] WITHHOLD FROM ALL NOMINEES

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his/her name in the list above.)

Proposal 2:	To ratify the appointment of KPMG LLP as independent certified accountants to audit the Humboldt’s financial statements for the fiscal year ending December 31, 2003

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proposal 3:	To approve Amended and Restated Humboldt Bancorp and Subsidiaries 2001 Equity Incentive Plan.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated:	, 2003

Signature

Signature

Common Stock

Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

———————————————TO VOTE BY MAIL————————————————

To vote by mail, complete both sides, sign, date and return this proxy in the envelope provided.

——————————————TO VOTE BY TELEPHONE——————————————

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Using a Touch-Tone telephone, call 1-800-555-8140 and follow the instructions.

3.	When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be submitted prior to May 12, 2003 at 11:59 P.M. Central Time.

Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If you Vote by TELEPHONE Please Do Not Return This Proxy By Mail.

——————————————TO VOTE BY INTERNET——————————————

Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

1.	Read the accompanying Proxy Statement.

2.	Visit our internet voting site at http://www.eproxyvote.com/ist-hmbcm and follow the instruction on the screen.

3.	When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by internet must be submitted prior to May 12, 2003 at 11:59 P.M. Central Time.

Your internet vote authorized the named proxies to vote your shares to the same extent as it you marked, signed, dated and returned the proxy card.

This is a “secured” web page site. Your software and/or internet provider must be “enabled” to access this site. Please call your software of internet provider for further information.

If you Vote by TELEPHONE Please Do Not Return This Proxy By Mail.